UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 17, 2006

                            PHANTOM FIBER CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                 001-15627            042451506
(State or Other Jurisdiction    (Commission File     (I.R.S. Employer
     of Incorporation)               Number)       Identification Number)

          144 Front Street, Suite 580, Toronto, Ontario, Canada M5J 2L7
              (Address of principal executive offices) (zip code)

                                 (416) 703-4007
              (Registrant's telephone number, including area code)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On July 17, 2006, Phantom Fiber Corporation dismissed Mintz & Partners LLP as its principal independent accountant. Effective July 17, 2006, we engaged Lazar Levine & Felix LLP as our new principal independent accountant. Our board of directors has approved the dismissal of Mintz & Partners LLP and the appointment of Lazar Levine & Felix LLP as our new principal independent accountants.

      From the date of Mintz & Partners LLP's appointment through the date of their dismissal on July 17, 2006, there were no disagreements between our company and Mintz & Partners LLP on any matter listed under Item 304 Section
(a)(1)(iv) A to E of Regulation S-B, including accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Mintz & Partners LLP would have caused Mintz & Partners LLP to make reference to the matter in its reports on our financial statements.

      Prior to engaging Lazar Levine & Felix LLP, we did not consult Lazar Levine & Felix LLP regarding either:

            1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered our financial statements, and neither a written report was provided to our company nor oral advice was provided that Lazar Levine & Felix LLP concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue; or

            2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

      Prior to engaging Lazar Levine & Felix LLP, Lazar Levine & Felix LLP has not provided our company with either written or oral advice that was an important factor considered by our company in reaching a decision to change our company's new principal independent accountant from Mintz & Partners LLP to Lazar Levine & Felix LLP.

      We provided Mintz & Partners LLP with a copy of this Current Report on Form 8-K on July 25, 2006, prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Mintz & Partners LLP, dated July 26, 2006, is attached to this Form 8-K as an exhibit.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
NUMBER                                 DESCRIPTION
--------------------------------------------------------------------------------
16.1              Letter from Mintz & Partners LLP, dated July 26, 2006.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PHANTOM FIBER CORPORATION


Dated: July 26, 2006             By:  /s/ Jeffrey Halloran
                                      ------------------------------------------
                                 Name:    Jeffrey Halloran
                                 Title:   President, Chief Executive Officer,
                                          Principal Financial Officer, Principal
                                          Accounting Officer and Director



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